UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 16, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	N/A(1)	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights

(1) On July 2, 2021, the New York Stock Exchange (the “NYSE”) announced that (i) it had suspended trading of GTT Communications, Inc. (“GTT” or the “Company”) common stock, which had traded on the NYSE under the trading symbol “GTT” (the “Common Stock”) and (ii) it had determined to commence proceedings to delist the Common Stock. The Company did not appeal the NYSE’s delisting determination. The NYSE subsequently filed a Form 25 with the Securities and Exchange Commission (the “SEC”) on July 21, 2021 to delist the Common Stock from the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting was effective ten (10) days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Exchange Act will be effective ninety (90) days, or such shorter period as the SEC may determine, after filing of the Form 25. Since the Company’s Common Stock was registered under Section 12(g) of the Exchange Act prior to its listing on NYSE MKT LLC in 2013, the registration under Section 12(g) of the Exchange Act will again become operative upon the effectiveness of the deregistration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of Material Definitive Agreement.

As previously disclosed, on September 1, 2021 the Company entered into that certain Restructuring Support Agreement, by and among the Company and certain of its subsidiaries (the “Company Parties”), and certain other consenting stakeholders parties thereto as described in the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2021 (the “RSA”), to support a restructuring of the indebtedness and capitalization (the “Restructuring”) of the Company and certain of its direct and indirect subsidiaries pursuant to the terms of a contemplated pre-packaged chapter 11 plan of reorganization (the “Plan”) as described in the RSA. The RSA provides that, following the closing of the Infrastructure Sale (as defined below) and the Infrastructure Sale Proceeds Paydown (as defined in the RSA) and the commencement of the solicitation of votes on the Plan from certain classes of existing creditors, the Company Parties will file (the date of such filing, the “Petition Date”) for voluntary relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) in accordance with the RSA.

The RSA provided for certain termination rights unless the following parties became party to the RSA within ten (10) business days of the execution thereof: (i) holders of at least two-thirds (2/3) of the combined aggregate outstanding principal amount of the 2018 Credit Facility Claims, including holders of at least a majority of the outstanding principal amounts of each of the U.S. Term Loans, the Original EMEA Term Loans and the 2020 EMEA Term Loans (each as defined in the RSA) and (ii) beneficial owners (or nominees, investment advisors, sub-advisors, or managers of accounts that are beneficial owners) of at least two-thirds (2/3) of the aggregate outstanding principal amount of the Senior Notes Claims (as defined in the RSA) (the “RSA Holdings Condition”). The RSA also provides that the RSA Holdings Condition must be satisfied prior to the consummation of the Infrastructure Sale.

The RSA Holdings Condition was satisfied on September 7, 2021 and the RSA remains in full force and effect. The parties to the RSA currently include holders of more than 84% of the combined aggregate outstanding principal amount of the 2018 Credit Facility Claims and holders of more than 76% of the aggregate outstanding principal amount of the Senior Notes Claims.

As contemplated by the RSA, on September 16, 2021, the Company completed the sale (the “Infrastructure Sale”) of the business of the Company and/or certain of its subsidiaries providing Pan-European, North American, sub-sea, and trans-Atlantic fiber network and data center infrastructure services to customers to Cube Telecom Europe Bidco Limited (the “Buyer”) pursuant to that certain Sale and Purchase Agreement, dated as of October 16, 2020 (as amended, the “Infrastructure SPA”), among the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”) and the Buyer. The aggregate consideration received by the Company upon the consummation of the Infrastructure Sale was approximately $1.74 billion in cash. The Infrastructure SPA also provides for certain additional amounts to be paid following completion and for certain purchase price adjustments, holdbacks and indemnification obligations.

In connection with the completion of the Infrastructure Sale, the Sellers and Buyer entered into several ancillary agreements, including transition services agreements and master services agreements, which provide for customary transition services and the provision of certain network services by the Sellers and Buyer, respectively.

The Company used a portion of the proceeds from the Infrastructure Sale to repay all outstanding obligations under that certain Priming Facility Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified, the “Priming Facility Credit Agreement”), among the Company, GTT Communications B.V. (“GTT B.V.”), the lenders party thereto and Delaware Trust Company, as administrative agent. In connection therewith, the Company delivered all notices and took all other actions to cause the termination of the Priming Facility Credit Agreement, the repayment in full of all obligations then outstanding thereunder and the release of all security interests in connection therewith, effective as of September 16, 2021. The aggregate payoff amount was approximately $289 million, including all accrued interest, fees and prepayment premiums associated therewith.

The Company also used a portion of the proceeds from the Infrastructure Sale to repay approximately $1.39 billion aggregate principal amount of obligations under that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer, and the lenders and other financial institutions party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”). All other obligations under the Credit Agreement remain outstanding.

The material terms and conditions of the Infrastructure SPA and the Priming Facility Credit Agreement are set forth in the Company’s Current Reports on Form 8-K filed with the SEC on October 16, 2020, December 29, 2020, February 16, 2021, June 11, 2021 and September 2, 2021 and are incorporated by reference herein. In addition, the foregoing description of the Infrastructure SPA is not complete and is qualified in its entirety by the full text of the Infrastructure SPA, a conformed copy of which is included in Schedule 2 to Exhibit 2.1 attached to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2021 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.02 above regarding the Infrastructure Sale is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 16, 2021, the Company issued a press release announcing the completion of the Infrastructure Sale. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

This Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 and Exhibit 99.1 hereto shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Item 9.01.	Financial Statements and Exhibits
(b) Pro Forma Financial Information.

As reported by the Company in its prior filings with the SEC, the Company has been unable to file on a timely basis its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 (the “Q2 2020 Form 10-Q”) and September 30, 2020 (the “Q3 2020 Form 10-Q”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”), its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Q2 2021 Form 10-Q”). In addition, as further described in the Company’s Current Report on Form 8-K filed on December 22, 2020, in connection with the Company’s previously disclosed review of certain accounting issues (the “Review”), the Board of Directors of the Company concluded that the Company’s previously issued consolidated financial statements for the Non-Reliance Periods and certain related disclosures should no longer be relied upon. The Company is preparing restated financial statements (the “Restated Financial Statements”) relating to the Company’s previously issued consolidated financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”), which Restated Financial Statements will be needed to produce the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K, the Q1 2021 Form 10-Q and the Q2 2021 Form 10-Q.

The Company intends to file the required pro forma financial information regarding the Infrastructure Sale as an amendment to this Current Report on Form 8-K after the Restated Financial Statements and late periodic reports are complete.

(d)      Exhibits

The following exhibits are filed as part of this report:

Number	Description

2.1
SPA Letter Amendment, dated as of September 1, 2021, by and among GTT Communications, Inc., GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited, GTT Americas, LLC and Cube Telecom Europe Bidco Limited (incorporated by reference to Exhibit 2.1 of GTT Communications, Inc., Current Report on Form 8-K, filed with the SEC on September 2, 2021).

99.1	Press Release, dated September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the Restructuring, the Plan, Restated Financial Statements, late periodic SEC reports and pro forma financial information constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company, prior to the Petition Date, may fail to satisfy certain covenants contained in that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”) and/or the Credit Agreement, which may result in events of default, and if the Company’s forbearance agreements with creditors terminate and/or the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies or amendments or waivers, as applicable, the Company’s outstanding 7.875% Senior Notes due 2024 and the Company’s obligations under the Credit Agreement may be accelerated and the RSA may be terminated which may result in the Company being unable to satisfy its obligations thereunder and precipitate a filing for chapter 11 without the benefit of the RSA and the agreements embodied therein and in the Plan; (ii) the Company has announced that its previously issued financial statements for the Non-Reliance Periods and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Review; the Company is continuing to finalize its quantification of the impact of errors identified by the Review on financial results for the Non-Reliance Periods and the impact may be materially different than previously disclosed estimates; (iii) the completion of the Review and the completion and filing of the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K, the Q1 2021 Form 10-Q, the Q2 2021 Form 10-Q and any subsequent delayed periodic SEC filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iv) existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (v) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (vi) the Company could be subject to cyber-attacks and other security breaches; (vii) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (viii) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (ix) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (x) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (xi) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xii) the Company may be liable for the material that content providers distribute over its network; (xiii) the Company has generated net losses historically and may continue to do so; (xiv) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xv) the Company may be unable to retain or hire key employees; (xvi) the Company recently announced management changes; (xvii) the Company is subject to risks relating to the international operations of its business; (xviii) the Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; (xix) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xx) the potential failure of the Company to realize anticipated benefits of the Infrastructure Sale; (xxi) risks from relying on the Buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Infrastructure SPA; (xxii) the potential impact of consummation of the Infrastructure Sale on relationships with third parties, including customers, employees and competitors; (xxiii) the ability to attract new customers and retain existing customers in the manner anticipated; (xxiv) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; (xxv) the RSA may be terminated by certain of its parties if specified milestones are not achieved, amended or waived, or if certain other events occur; and (xxvi) the ability to obtain relief from the Bankruptcy Court to facilitate the smooth operation of the Company’s businesses during the Chapter 11 Cases and other risks and uncertainties relating to the contemplated Chapter 11 Cases, including but not limited to, the Company’s ability to obtain approval of the Bankruptcy Court with respect to motions, the effects of the Chapter 11 Cases on the Company and on the interests of various constituencies, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, regulatory approvals required to emerge from chapter 11, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer